Financial Income Net - Summary Of Finance Income Net (Detail) - USD ($) $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2022	Jun. 30, 2021	Jun. 30, 2022	Jun. 30, 2021
Finance Income Net [Abstract]
Foreign currency exchange differences	$ (3,554)	$ 474	$ (3,865)	$ 239
Interest income on short-term deposits	199	37	404	112
Other	(205)	(8)	(214)	(15)
Total financial income, net	$ (3,560)	$ 503	$ (3,675)	$ 336